Exhibit 10.18

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN

EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT

IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS

PRIVATE OR CONFIDENTIAL.

Project Statement for Product [***]

This Project Statement (“Project Statement”) is entered into as of July 31, 2020 (“Project Statement Effective Date”) by and between Samsung Electronics Co., Ltd., acting through its Foundry Division, having its principal place of business at 1, Samsung-ro, Giheung-gu, Yongin-si, Gyeonggi-do, 17113, Republic of Korea (“Samsung”); and GCT Semiconductor, Inc., a company existing under the laws of the State of Delaware, USA, having its principal place of business at 2121 Ringwood Avenue San Jose, CA 95131 and GCT Research, Inc., a company existing under the laws of the Republic of Korea, having its registered office at Construction Financial Building 11F, 15, Boramae-ro 5-gil, Dongjak-gu, Seoul (07071), Korea (hereinafter collectively referred to as “Customer”).

WHEREAS, the parties entered into Master Foundry Product Development Agreement (the “Agreement”) with an Effective Date of July 31, 2020 (“Agreement”), and now desire to define Customer Specification, Product Specification, Development Services, NRE Fees, and other terms and conditions, if any, for a specific Product [***] pursuant to the terms and conditions contained in the Agreement;

NOW, THEREFORE, in consideration of the exchange of obligations herein, the parties hereby agree as follows:

1. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement

2. Once executed by the parties, this Project Statement shall become an integral part of the Agreement and the terms of the Agreement shall be fully incorporated herein, provided that, in the event of a conflict between this Project Statement and the Agreement, the terms of this Project Statement shall prevail.

3. The parties agree to incorporate the following to the Agreement:

Exhibit A. Customer Specification

Exhibit B. Product Specification

Exhibit C. SOW

Exhibit D. Financial Terms and Other Special Terms

Exhibit E. End-Use Statement

4. This Project Statement shall become effective as of the Project Statement Effective Date and remain in effect [***].

[Signature Blocks on the Next Page]

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In Witness Whereof, the parties have executed this Project Statement by their duly authorized representatives:

Samsung Electronics Co., Ltd.		GCT Semiconductor, Inc.

By:	/s/ Jason Shin	By:	/s/ John Schlaefer
Name:	Jason Shin	Name:	John Schlaefer
Date:	August 14, 2020	Date:	July 31, 2020

GCT Research, Inc.

By:	/s/ Jeong Min Kim
Name:	Jeong Min Kim
Date:	July 31, 2020

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Exhibit A: Customer Specification

Product Name	[***]
Product Function	5G NR / 4G LTE-Advanced Pro Modem
Application Set	5G NR / 4G LTE-Advanced Pro communication modules
Business Type	Sorted Wafer
Required Service	Design Service, Wafer Sorting, Bump
Hand-Off Level	Netlist Hand-Off
Technology	8nm Low Power
Multi Vth Option	[***]
SRAM Type	[***]
# of Metal Layers	[***]
Operating Voltage(V)	Internal (core)	[***]
	IO	[***]
	Analog	[***]
Temperature Range('C)	Tj: -40~125C
ESD (V)	HBM (Human Body Model)	(Ex. 2KV / 1KV) 2KV
	CDM (Charged Device Model)	(Ex. 500V/ 250V) 250V

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Exhibit B: Product Specification

Process	[***]
Supply Voltage	[***]
Max Operating Freq.	[***]
Temp. Spec(Ta)	Ta : -25℃ ~ 85℃
Dynamic Power	TBD
Static Power	TBD
ESD	HBM(2KV), CDM(250V)
Package	Sorted Wafer Biz, Flip-chip
Design Methodology	Hierarchical Layout
Cell Library	180M G/C (w/ Soft macro, DFT)
SRAM	TBD Mbit
IPs contained in the Product	[***]

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Exhibit C: SOW

1. Customer Deliverables include the following:

Item	Delivery Type
Netlist for SVP	Netlist / Documents
Golden Netlist	Netlist / Documents
Timing Constraints	Netlist / Documents
Test Mode Description	Netlist / Documents
IO & Package Specification	Netlist / Documents

2. Samsung Deliverables include the following:

Item		Source	Delivery Type
8nm Low Power Plus CMOS Process (LN08LPP) PDK	[***]	[***]
LN08LPP Library	[***]	[***]	.lib/.db/.v/.lef
	[***]	[***]	.lib/.db/.v/.lef
	[***]	[***]	FE/Memory compiler
CPU	[***]	[***]	.lib/.db/.v/.lef
Memory Interface	[***]	[***]	.lib/.db/.v/.lef/Netlist
	[***]	[***]	Netlist
PCIe	[***]	[***]	.lib/.db/.v/.lef/Netlist
	[***]	[***]	Netlist
Ethernet	[***]	[***]	.lib/.db/.v/.lef/Netlist
	[***]	[***]	Netlist
USB	[***]	[***]	.lib/.db/.v/.lef
	[***]	[***]	Netlist
	[***]	[***]	.lib/.db/.v/.lef
ADC		[***]	.lib/.db/.v/.lef
PLL		[***]	.lib/.db/.v/.lef
OTP		[***]	.lib/.db/.v/.lef
Temp Sensor		[***]	.lib/.db/.v/.lef

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3. Project Schedule/Project Results

Phase	Task	Responsibility
1	Design Specification: Define DC and AC specifications for the device. Such specifications shall comply with applicable Samsung datasheets.	[***]
2	Design Considerations: Define a separate functional and performance vectors for simulation purposes. Review design approach for manufacturability, testability, and quality considerations.	[***]
3	Design Capture/Synthesis: Utilizing Samsung design libraries, Capture/Synthesize design.	[***]
4	Initial Physical Implementation Requirement Review: Discuss potential implementation issues such as floor planning, clock gating, clock trees requirement, power rings, logic design rules that will affect physical implementation, etc	[***]
5	Initial IP Design Review: Review IP development status and design data sheet for PLL, voltage regulator, SRAM, special I/O, etc.	[***]
6	Floor Planning and layout Exercise: Initial netlist release to Samsung for floor planning, cell placement, global routing, and RC extraction. GCT expects SDF file from Samsung to perform static timing analysis.	[***]
7	Design Verification: Perform best, worst, and nominal functional and performance simulations to verify correct functionality.	[***]
8	Final IP Design Review: Review IP development status and design data sheet for PLL, voltage regulator, SRAM, special I/O, etc.	[***]
9	1st Design Sign-off Review: Netlist hand-off and review.	[***]
10	Physical Layout: The design will be routed using Samsung layout software. Layout statistics shall be extracted to facilitate post layout simulations.	[***]
11	Power simulation & IR drop analysis	[***]
12	Post Layout Design Verification: Perform best, worst, and nominal case functional and performance simulations in supported simulator and compare to pre-layout simulations, adjusting design if necessary. Any functional differences at the test strobe points shall be identified to GCT. Layout data shall be provided to GCT for documentation purposes, and back-annotated simulations.	[***]
13	Review post layout simulations and sign-off, also test vector hand-off for manufacturing.	[***]
14	Prototype Manufacturing: The design shall be released to manufacturing and test program development. Manufacturing will include wafer processing and probe test.	[***]
15	Process Characterization Data prior to Design Start	[***]
16	Estimated Gross and Net DPW prior to Design Start	[***]

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Exhibit D. Financial Terms and Other Special Terms

1. NRE Fees

Customer shall pay to Samsung the following NRE Fees for Development Services performed hereunder:

Milestone	NRE Fee
The execution of this Project Statement	[***]
PG-out (GDS completion)	[***]
75 days after delivery of Engineering Sample	[***]
Total NRE Fee	[***]

*	With respect to the NRE Fee above, Samsung will conduct test and bump development work and process corner validation, provide [***] Engineering Sample wafers and [***] corner sample wafers, and manufacture [***] for use in manufacturing the Product.

Samsung may issue an applicable invoice [***], and Customer shall pay the invoiced amount to Samsung-designated bank account within [***] after the receipt of such invoice.

For clarity, if Customer desires that Samsung perform any services other than those set forth in the SOW, the parties will discuss in good faith for additional fees.

2. Additional NREs

In addition to the NRE fees set forth in Section 1 above, Customer hereby agrees to pay additional NREs in the amount [***] by making additional payments [***] for the [***] (so that the sum of such [***]) on top of the die price agreed by Customer and Samsung or distributor, as the case may be, provided that, if Customer has not purchased [***] after the planned Product first shipment date [***] Samsung may immediately invoice Customer for the remaining amount that is the difference between [***] Customer actually paid for the Products for [***] and Customer shall pay such difference to Samsung-designated bank account [***] after the receipt of such invoice.

3. Cancellation Fee

Customer may terminate this Project Statement by providing [***] written notice, in which case Customer shall be liable for a certain cancellation charge as described below (“Cancellation Fee”). For the avoidance doubt i) all NRE Fees paid up to the time of termination shall be counted towards the Cancellation Fee and ii) if NRE fees paid up to the time of termination exceed the Cancellation Fee shown in the below table, then no additional Cancellation Fee is required (for clarity, total NRE Fee referenced in the table below shall mean [***]).

Milestone	Cancellation Fee
On or after Phase 2 and prior to Phase 4, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
On or after Phase 4 and prior to Phase 10, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
On or after Phase 10 and prior to Phase 14, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
On or after Phase 14 and prior to Phase 16, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
After delivery of Engineering Sample	[***]

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4. Life-Critical Application

Products are not intended or authorized for use in manufacturing or otherwise in connection with products or equipment where the failure or malfunction of the Products could reasonably be expected to result in personal injury, death or severe property or environmental damage such as anti-personnel landmines, nuclear facilities or weapons, missile technology, space applications, any control or safety device or system in automotive applications and mechanisms (including but not limited to brake or airbag systems), any control or safety device or system in aviation application and mechanisms, life support or life sustaining equipment, and surgical implantation equipment (“Life Critical Applications”). . Notwithstanding anything contrary to the limitation of liability of Customer as set forth in the Agreement, Customer shall, at its expense, defend, indemnify and hold harmless Samsung from all claims arising from using the Products in the Life Critical Applications, and/or losses incurred or arising out of or in connection with such claims.

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Exhibit E. End-Use Statement

End-Use Statement

Customer certifies and agrees that Product [***] (“Item”) supplied by Samsung or distributors will NOT be:

•	used for or in connection with a military or weapons of mass destruction(WMD) end-use, which includes but is not limited to, a military item described on the U.S. Munitions List, Wassenaar Arrangement Munitions List, or Common Military List of the European Union, or any commodity that is designed for the use, development, production or deployment of military items described on these lists;

•	used directly or indirectly in connection with the design, development, fabrication, testing or maintenance of nuclear weapons or components or subsystems of such a device; or,

•	used in connection with the design, development, production, stockpiling or use of chemical or biological weapons or precursors.

Customer further certifies and agrees that Customer will NOT:

•	use or transfer the Item for use in or incorporation into any goods or services in support of, any activity or transaction on behalf of or for the benefit of any person on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) published by the Office of Foreign Assets Control of the U.S. Department of Treasury (the “OFAC”) or entities owned 50% or more, individually or in the aggregate, by one or more person(s) listed in the SDN List (together with all persons on the SDN List, the “SDNs”);

•	use or transfer the Item for materially assisting, sponsoring, or providing financial, material, or technological support for, or goods or services in support of the Islamic Revolutionary Guard Corps or any of its officials, agents, or affiliates

•	enter into any financial transaction with the SDNs in connection with use, sale, or distribution of the Item.

Customer understands that its use, sale, or distribution of the Item or any product incorporating the Item may constitute exports or re-exports, and as such, must be in accordance with the requirements of all applicable export control and sanctions laws including, without limitation, Korea Foreign Trade Act, the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, the U.S. Foreign Assets Control Regulations and other regulations administered by the OFAC (“Export Controls and Sanctions”). Customer agrees to comply with all Export Controls and Sanctions and indemnify Samsung and/or its representatives against any claim, penalty, fines, expense, or liability of any kind (including reasonable attorney’s fees) arising under Export Controls and Sanctions in connection with Customer’s export or re-export of the Item.

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